SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On November 25, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2002-J. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2002 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-J relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-J relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         54,615,152.20    2.995000%     4,303,286.64    136,310.32    4,439,596.96       0.00       0.00
                        A2        135,270,463.69    4.879000%    10,658,353.16    549,987.16   11,208,340.32       0.00       0.00
                        A3         29,751,568.26    4.879000%     2,344,212.57    120,964.92    2,465,177.49       0.00       0.00
                        A4            803,292.34    4.879000%        63,293.74      3,266.05       66,559.79       0.00       0.00
                        AP            341,343.87    0.000000%           579.70          0.00          579.70       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.14            0.14       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,725,845.18    4.412231%       260,919.68     24,729.99      285,649.67       0.00       0.00
                        B2          2,959,032.95    4.412231%       114,791.51     10,879.95      125,671.46       0.00       0.00
                        B3          2,152,195.14    4.412231%        83,491.38      7,913.32       91,404.70       0.00       0.00
                        B4            806,837.81    4.412231%        31,300.14      2,966.63       34,266.76       0.00       0.00
                        B5            807,779.28    4.412231%        31,336.66      2,970.09       34,306.75       0.00       0.00
                        B6          1,076,169.76    4.412231%        41,748.49      3,956.92       45,705.41       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        235,309,680.48     -           17,933,313.67    863,945.49   18,797,259.16     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         50,311,865.56              0.00
                                A2        124,612,110.54              0.00
                                A3         27,407,355.69              0.00
                                A4            739,998.60              0.00
                                AP            340,764.16              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,464,925.49              0.00
                                B2          2,844,241.44              0.00
                                B3          2,068,703.76              0.00
                                B4            775,537.67              0.00
                                B5            776,442.62              0.00
                                B6          1,034,421.27              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        217,376,366.81     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     54,615,152.20     2.995000% 06050HVJ4    31.256168      0.990066    365.431409
                           A2    135,270,463.69     4.879000% 06050HVK1    31.256168      1.612866    365.431409
                           A3     29,751,568.26     4.879000% 06050HVL9    31.256168      1.612866    365.431409
                           A4        803,292.34     4.879000% 06050HVM7    31.256168      1.612866    365.431409
                           AP        341,343.87     0.000000% 06050HVN5     1.618061      0.000000    951.138188
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      1.429707      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,725,845.18     4.412231% 06050HVQ8    36.522912      3.461644    904.944778
                           B2      2,959,032.95     4.412231% 06050HVR6    36.522912      3.461644    904.944778
                           B3      2,152,195.14     4.412231% 06050HVS4    36.522912      3.461644    904.944778
                           B4        806,837.81     4.412231% 06050HVT2    36.522912      3.461644    904.944778
                           B5        807,779.28     4.412231% 06050HVU9    36.522912      3.461644    904.944778
                           B6      1,076,169.76     4.412231% 06050HVV7    36.522938      3.461647    904.945410
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     235,309,680.48       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       217,376,366.01   217,376,366.01
Loan count                    459              459
Avg loan rate           5.483709%             5.48
Prepay amount       17,634,950.27    17,634,950.27

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       189,539.13       189,539.13
Sub servicer fees            0.00             0.00
Trustee fees               588.27           588.27


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.051329%           100.000000%            220,781,820.37
   -----------------------------------------------------------------------------
   Junior            5.948671%             0.000000%             13,964,272.26
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   865,744.59
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   865,744.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,797,259.16         18,797,259.16
Principal remittance amount           17,933,313.67         17,933,313.67
Interest remittance amount               863,945.49            863,945.49